UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2017

Xenetic Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37937	45-2952962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

(781) 778-7720

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On October 27, 2017, Xenetic Biosciences, Inc. (the “Company”) entered into a Right to Sublicense Agreement (the “Sublicense Agreement”) with Baxalta Incorporated, Baxalta US Inc., and Baxalta GmbH (collectively, with their affiliates, “Baxalta”). Pursuant to the Sublicense Agreement, the Company granted to Baxalta the right to grant a nonexclusive sublicense to certain patents related to the Company’s PolyXenTM technology that were previously exclusively licensed to Baxalta pursuant to an agreement between the Company and Baxalta (the “Licensed Patents”) in connection with products relating to the treatment of blood and bleeding disorders (the “Covered Products”). The term of the Sublicense Agreement continues on a country-to-country basis until the expiration of the last-to-expire Licensed Patents or upon certification from Baxalta that it is not receiving compensation for sales of Covered Products in a given country, whichever is later (the “Term”).

Pursuant to the Sublicense Agreement, Baxalta agreed to pay the Company (i) a one-time payment of seven million five hundred thousand dollars ($7,500,000) and (ii) single digit royalty payments based upon net sales of the Covered Products throughout the Term.

The foregoing description of the material terms of the Sublicense Agreement is qualified in its entirety by reference to the full text of the Sublicense Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2017.

Item 8.01	Other Events.

On November 2, 2017, the Company issued a press release announcing the entry into the Sublicense Agreement. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press release issued by Xenetic Biosciences, Inc. on November 2, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: November 2, 2017	Name: James Parslow
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Xenetic Biosciences, Inc. on November 2, 2017.

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